UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 8, 2004

CENTERPOINT PROPERTIES TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-12630	36-3910279
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1808 Swift Road, Oak Brook, Illinois 60523

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (630) 586-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01  Financial Statements and Exhibits

The Company hereby amends Item 7 of our Current Report on Form 8-K filed with the Securities and Exchange Commission on October 15, 2004 to file audited financial statements and unaudited pro forma financial information related to certain real estate acquisitions we made in 2004.

Index to Audited Financial Statements

and Unaudited Pro Forma Financial Information

(a)	Financial statements of business acquired

Statements of Revenues and Certain Expenses for the Prime Industrial Portfolio (“Prime Portfolio”)

1.	Report of Independent Registered Public Accounting Firm

2.	Statements of Revenues and Certain Expenses for the Prime Portfolio for the year ended December 31, 2003 and the nine months ended September 30, 2004 (unaudited)

3.	Notes to Statements of Revenues and Certain Expenses for the Prime Portfolio for the year ended December 31, 2003 and the nine months ended September 30, 2004 (unaudited)

(b)	Pro Forma Financial Information

Pro forma financial information for CenterPoint Properties Trust (Unaudited)

1.	Background

2.	Pro forma Condensed Consolidated Balance Sheet as of September 30, 2004

3.	Notes and Adjustments to Pro forma Condensed Consolidated Balance Sheet as of September 30, 2004

4.	Pro forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2004

5.	Notes and Adjustments to Pro forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2004

6.	Pro forma Condensed Consolidated Statement of Operations for the year ended December 31, 2003

7.	Notes and Adjustments to Pro forma Condensed Consolidated Statement of Operations for the year ended December 31, 2003

(c)	Exhibits

Exhibit No	Description

23	Consent of Independent Registered Public Accounting Firm

Report of Independent Registered Public Accounting Firm

To the Board of Directors of CenterPoint Properties Trust:

We have audited the accompanying Statement of Revenues and Certain Expenses (the “Statement”) of the Prime Industrial Portfolio (the “Prime Portfolio”) for the year ended December 31, 2003.  This Statement is the responsibility of the Prime Portfolio’s management.  Our responsibility is to express an opinion on this Statement based on our audit.

We conducted our audit of this Statement in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement was prepared for the purpose of complying with certain rules and regulations of the Securities and Exchange Commission as described in Note 1 of the Statement, and is not intended to be a complete presentation of the revenues and expenses of the Prime Portfolio.

In our opinion, the Statement referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 1 of the Prime Industrial Portfolio for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America

/s/ PRICEWATERHOUSECOOPERS LLP

Chicago, Illinois

December 6, 2004

PRIME INDUSTRIAL PORTFOLIO

STATEMENTS OF REVENUES AND CERTAIN EXPENSES

FOR THE YEAR ENDED DECEMBER 31, 2003

AND THE NINE MONTHS ENDED SEPTEMBER 30, 2004

(DOLLARS IN THOUSANDS)

	Year Ended December 31, 2003	Nine Months Ended September 30, 2004
		(Unaudited)
Revenues:
Rental	$12,572	$9,378
Tenant reimbursements	5,582	4,431
Total revenues	18,154	13,809

Expenses:
Real estate taxes	3,818	3,049
Property operating	3,464	2,574
Total expenses	7,282	5,623

Revenues in excess of certain expenses	$10,872	$8,186

The accompanying notes are an integral part of these statements

PRIME INDUSTIRAL PORTFOLIO

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

FOR THE YEAR ENDED DECEMBER 31, 2003

AND THE NINE MONTHS ENDED SEPTEMBER 30, 2004

1.                                      Basis of Presentation and Summary of Significant Accounting Policies

Basis of Presentation

The Statements of Revenues and Certain Expenses present the results of operations of the Prime Industrial Portfolio (the “Prime Portfolio”) for the year ended December 31, 2003 and the nine month period ended September 30, 2004.  The Prime Portfolio was acquired by CenterPoint Properties Trust (the “Company”) on two dates (October 8, 2004 and November 10, 2004) from Prime Group Realty Trust for approximately $106.5 million.  The Prime Portfolio consisted of 28 operating industrial properties aggregating approximately 3.8 million square feet (unaudited) located in various locations in Illinois and Indiana.

The accompanying statements have been prepared on the accrual basis of accounting. The statements have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in a current report on Form 8-K/A of the Company.  The statements are not intended to be a complete presentation of the revenues and expenses of the Prime Portfolio for the nine-month period ended September 30, 2004 and for the year ended December 31, 2003 as certain expenses, primarily depreciation and amortization expense, interest expense, management fees and other costs not directly related to the future operations of the Prime Portfolio have been excluded.

Revenue Recognition

Minimum rents are recognized over the terms of the related leases on a straight-line basis.  Tenant reimbursements represent recoveries from tenants for real estate taxes, insurance and other property operating expenses.  Tenant reimbursements are recognized as revenues in the period the applicable costs are incurred.

Property Operating Expenses

Property operating expenses represent the direct expenses of operating the Prime Portfolio and include maintenance, repairs, insurance and other costs that are expected to continue in the ongoing operation of the Prime Portfolio.  A provision for doubtful accounts, in the amount of $0.9 million and $0.7 million (unaudited) for the year ended December 31, 2003 and the nine-month period ended September 30, 2004, respectively, representing that portion of accounts receivable which is estimated to be uncollectible has been included in other property operating expenses.  Expenditures for maintenance and repairs are charged to operations as incurred.

Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions of the reported amounts of revenues and certain expenses during the reporting period.  Actual results may differ from those estimates used in the preparation of the financial statements.

2.                                      Tenant Leases

The minimum future rentals based on non-cancelable operating leases held as of December 31, are as follows:

2004	$12,090
2005	11,278
2006	9,129
2007	7,401
2008	7,171
Thereafter	26,293

Total	$73,362

Minimum future rentals do not include amounts which are payable for reimbursement of operating expenses and real estate taxes.

3.                                      Statement of Revenues and Certain Expenses for the Nine-Month Period Ended September 30, 2004

The statement for the nine-month period ended September 30, 2004 is unaudited.  In the opinion of management, all adjustments necessary for a fair presentation of the statement for the interim period have been included.  The results of operations for the interim period are not necessarily indicative of the results to be expected for the full year for the operations of the Prime Portfolio.

CENTERPOINT PROPERTIES TRUST

PRO FORMA FINANCIAL INFORMATION

(UNAUDITED)

Background

The accompanying unaudited pro forma condensed consolidated balance sheet as of September 30, 2004 has been prepared to reflect the effect of the acquisitions of operating properties by CenterPoint Properties Trust (the “Company”) from the period October 1, 2004 through November 10, 2004 and their assumed debt, as if such transactions had occurred on September 30, 2004.

The accompanying unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2004 has been prepared to reflect: (i) the incremental effect of the acquisitions of individually insignificant operating properties by the Company from January 1, 2004 through November 10, 2004 and (ii) the disposition of individually insignificant operating properties during the first nine months of 2004 as if such transactions had occurred on January 1, 2003.

The accompanying unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2003 has been prepared to reflect: (i) the incremental effect of the acquisitions of individually insignificant operating properties by the Company during 2003, (ii) the disposition of individually insignificant operating properties from April 1, 2004 through September 30, 2004 and (iii) the effect of the acquisitions of individually insignificant operating properties by the Company from January 1, 2004 through November 10, 2004 as if such transactions had occurred on January 1, 2003.  The December 31, 2003 consolidated statement of operations as filed in the Company’s May 24, 2004 Current Report on Form 8-K reflects the impact of the dispositions from January 1, 2004 through March 31, 2004.

These unaudited pro forma condensed consolidated statements should be read in connection with the historical consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2004.  Certain financial information has been condensed.  In the opinion of management, the pro forma condensed consolidated financial information provides for all adjustments necessary to reflect the effects of the above transactions.

The pro forma information is unaudited and is not necessarily indicative of the consolidated results that would have occurred if the transactions and adjustments reflected therein had been consummated in the period or on the date presented, nor does it purport to represent the financial position, results of operations or cash flows for future periods.

CENTERPOINTPROPERTIES TRUST

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF SEPTEMBER 30, 2004

(UNAUDITED, DOLLARS IN THOUSANDS)

	Company (a)	Prime Acquisition (b)	Pro forma

ASSETS
Assets:
Net investment in real estate	$1,242,954	$99,502	$1,342,456
Deferred expenses, net	31,469		31,469
Other assets	203,510	6,959	210,469
	$1,477,933	$106,461	$1,584,394

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Mortgage notes payable and other debt	$45,605	$28,381	$73,986
Senior unsecured debt	550,000		550,000
Tax-exempt debt	94,210	24,900	119,110
Line of credit	192,200	53,180	245,380
Accounts payable and other liabilities	100,489		100,489
	982,504	106,461	1,088,965

Shareholders’ equity:
Series B Convertible Preferred Shares	1		1
Common Shares of Beneficial Interest	48		48
Additional paid-in-capital	541,506		541,506
Accumulated deficit	(29,741)		(29,741)
Accumulated other comprehensive	(6,851)		(6,851)
Unearned compensation - restricted shares	(9,534)		(9,534)
Total shareholders’ equity	495,429	—	495,429
	$1,477,933	$106,461	$1,584,394

The accompanying notes are an integral part of this financial statement

CENTERPOINTPROPERTIES TRUST

NOTES AND ADJUSTMENTS TO PRO FORMA CONDENSED

CONSOLIDATED BALANCE SHEET

AS OF SEPTEMBER 30, 2004

(UNAUDITED)

(a)                                  Reflects the September 30, 2004 historical consolidated balance sheet of the Company as reported in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2004.

(b)                                 Reflects the acquisition of 28 operating properties from Prime Group Realty Trust (“the “Prime Portfolio”) for a gross purchase price of approximately $106.5 million.  The Prime Portfolio was funded through borrowings under the Company’s unsecured line of credit and assumed debt.  For the pro forma, the Company allocated the purchase price of the Prime Portfolio based on the relative fair value of the assets acquired consisting of land, building and improvements, and identified intangible assets and liabilities generally consisting of above and below market leases, in-place lease value, the leasing costs for the in-place lease as if they had been incurred by the Company, and the value of the customer relationship.  The Company adjusted its pro forma condensed balance sheet to record investment in real estate of $99.5 million and intangible assets of $7.0 million.  Additionally, these properties were funded with $53.2 million of draws on the line of credit, $28.4 million with the assumption of mortgage debt and $24.9 million with the assumption of tax exempt debt.

CENTERPOINTPROPERTIES TRUST

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF

OPERATIONS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004

(UNAUDITED)

	Company (a)	Prime Acquisition (b)	Other Acquired Properties (c)	Pro forma Adjustments (d)	Pro forma

Revenues:
Rental revenues	$91,900	$9,378	$1,298	$—	$102,576
Expense reimbursement revenue	26,978	4,431	401		31,810
Mortgage interest income	688				688
Real estate fee income	10,215				10,215
Total revenue	129,781	13,809	1,699	—	145,289

Expenses:
Real estate taxes	26,798	3,049	582		30,429
Property operating and leasing	24,363	2,574	198		27,135
General and administrative	7,186				7,186
Depreciation and amortization	28,657			4,670	33,327
Interest expense, net	22,227			1,547	23,774
Amortization of deferred financing costs	2,606				2,606
Total expenses	111,837	5,623	780	6,217	124,457

Income from continuing operations before income taxes and equity in net income of affiliate
Benefit from income tax expense	740				740
Equity in net income of affiliate	1,466				1,466
Gain from sale of equity interest	5,851				5,851

Income from continuing operations	$26,001	$8,186	$919	$(6,217)	$28,889

Basic EPS:
Income from continuing operations	$0.55				$0.61

Diluted EPS:
Income from continuing operations	$0.53				$0.59

Weighted average share outstanding
Basic	46,989,220				46,989,220
Diluted	48,708,496				48,708,496

The accompanying notes are an integral part of this financial statement

CENTERPOINTPROPERTIES TRUST

NOTES AND ADJUSTMENTS TO PRO FORMA CONDENSED

CONSOLIDATED STATEMENT OF

OPERATIONS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004

(UNAUDITED, DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

(a)                                  Reflects the September 30, 2004 historical condensed statement of operations of the Company as reported in its Quarterly Report on Form 10-Q for the year nine months ended September 30, 2004.

(b)                                 Reflects the rental revenues and certain operating expenses of the Prime Portfolio during the nine month period ended September 30, 2004 based on the historical results of operations of such properties while under the ownership of Prime Group Realty Trust.

(c)                                  Reflects the incremental rental revenues and certain operating expenses of 13 other individually insignificant operating properties (“Other Acquired Properties”) that were purchased from January 1, 2004 through November 10, 2004 for an approximate gross purchase price of $61.8 million.  The rental revenues and certain operating expense adjustments represent operating results through the date of the Company’s acquisition of the operating properties or September 30, 2004, whichever is earlier.

(d)                                 Interest expense, net reflects a combination of debt assumption in conjunction with the purchase of the Prime Portfolio and the borrowings on the Company’s line of credit to fund the remainder of the Prime Portfolio and all other acquisitions between January 1, 2004 and November 10, 2004.  The adjustment for all acquisitions was made to include the incremental interest expense as if the Company had closed on the purchase of the operating properties on January 1, 2003 through the earlier of the date of the Company’s acquisition of the operating properties or September 30, 2004, whichever is earlier.  The interest expense, net adjustment for acquisitions added $3.2 million to interest expense, net.

Additionally, the adjustment to interest expense, net reflects the incremental impact of the dispositions of 20 individually insignificant operating properties from January 1, 2003 through November 10, 2004 as if the Company utilized the proceeds to retire line of credit debt as of January 1, 2003.  The disposition adjustment reduced interest expense, net by $1.7 million.

Finally, the adjustment to depreciation and amortization includes additional expense as if the Prime Acquisition and the Other Acquired Properties were acquired and placed into service on January 1, 2003.  The depreciation adjustment for acquisitions added $4.7 million in depreciation and amortization.

CENTERPOINTPROPERTIES TRUST

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF

OPERATIONS FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2003

(UNAUDITED, DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

	Company (a)	Prime Acquisition (b)	Other Acquired Properties (c)	Pro forma Adjustments (d)	Pro forma

Revenues:
Rental revenues	$113,055	$12,572	$3,977	$(7,437)	$122,167
Expense reimbursement revenue	32,801	5,582	1,442	(2,022)	37,803
Mortgage interest income	1,318				1,318
Real estate fee income	11,988				11,988
Total revenue	159,162	18,154	5,419	(9,459)	173,276

Expenses:
Real estate taxes	30,199	3,818	2,126	(1,540)	34,603
Property operating and leasing	29,817	3,464	666	(565)	33,382
General and administrative	8,681				8,681
Depreciation and amortization	34,268			5,368	39,636
Interest expense, net	23,305			335	23,640
Amortization of deferred financing costs	3,354				3,354
Total expenses	129,624	7,282	2,792	3,598	143,296

Income from continuing operations before income taxes and equity in net income of affiliate
(Provision for) benefit from income tax expense	(1,111)			69	(1,042)
Equity in net income of affiliate	2,281				2,281

Income from continuing operations	$30,708	$10,872	$2,627	$(12,988)	$31,219

Basic EPS:
Income from continuing operations	$0.67				$0.68

Diluted EPS:
Income from continuing operations	$0.65				$0.66

Weighted average share outstanding
Basic	46,021,460				46,021,460
Diluted	47,488,080				47,488,080

The accompanying notes are an integral part of this financial statement

CENTERPOINTPROPERTIES TRUST

NOTES AND ADJUSTMENTS TO PRO FORMA CONDENSED

CONSOLIDATED STATEMENT OF

OPERATIONS FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2003

(UNAUDITED, DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

(a)                                  Reflects the December 31, 2003 historical condensed statement of operations of the Company as reported in its Current Report on Form 8-K (filed on May 24, 2004) for the year ended December 31, 2003.

(b)                                 Reflects the rental revenues and certain operating expenses of the Prime Portfolio during the twelve month period ended December 31, 2003 based on the historical results of operations of such properties while under the ownership of Prime Group Realty Trust.

(c)                                  Reflects the incremental rental revenues and certain operating expenses of 20 other individually insignificant operating properties (“Other Acquired Properties”) that were purchased from January 1, 2003 through November 10, 2004 for an approximate gross purchase price of $81.1 million.  The rental revenues and certain operating expense adjustments represent operating results through the date of the Company’s acquisition of the operating properties or December 31, 2003, whichever is earlier.

(d)                                 The rental revenues, expense reimbursements, real estate taxes, property operating and leasing and depreciation and amortization have been adjusted to reflect the re-classification of 20 individually insignificant operating properties disposed from April 1, 2004 through September 30, 2004.  The dispositions between January 1, 2004 and March 31, 2004 were already re-classified to discontinued operations as reported in the Current Report on Form 8-K (filed on May 24, 2004) for the year ended December 31, 2003.  Depreciation and amortization was reduced by $2.3 million for these dispositions.

Interest expense, net reflects a combination of debt assumption in conjunction with the purchase of the Prime Portfolio and the borrowings on the Company’s line of credit to fund the remainder of the Prime Portfolio and all other acquisitions between January 1, 2003 and November 10, 2004.  The adjustment for all acquisitions was made to include the incremental interest expense as if the Company had closed on the purchase of the property on January 1, 2003 through the date of the Company’s acquisition of the operating properties or December 31, 2003, whichever is earlier.  The interest expense, net adjustment for acquisitions added $5.0 million to interest expense, net.

Additionally, the adjustment to interest expense, net reflects the incremental impact of the dispositions of 42 individually insignificant operating properties from January 1, 2003 through September 30, 2004 as if the Company utilized the proceeds to retire line of credit debt as of January 1, 2003.  The disposition adjustment reduced interest expense, net by $4.7 million.

Finally, the adjustment to depreciation and amortization includes additional expense as if the Prime Portfolio and the Other Acquired Properties were acquired and placed into service on January 1, 2003.  The depreciation adjustment for acquisitions added $7.6 million in depreciation and amortization.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CENTERPOINT PROPERTIES TRUST
a Maryland business trust

Dated:	December 8, 2004	By:	/s/ Paul S. Fisher
Paul S. Fisher
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No	Description

23	Consent of Independent Registered Public Accounting Firm